UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 21, 2020

DIRECTVIEW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53741	04-3053538
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Yamoto Road, Suite 1240, Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

(561) 886-0219

(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K filed on July 22, 2020 (the “Original Form 8-K”) amends the signature line to reflect the correct company name. The company name above the officers signature on the Original Form 8-K was mistakenly listed as ProBility Media Corporation rather than Direct View Holdings, Inc. No other changes have been made to the Original Form 8-K.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)	Dismissal of Assurance Dimension

On July 21, 2020, the Board of Directors of DirectView Holdings, Inc. (the “Registrant” or the ‘Company”) dismissed Assurance Dimensions (“AD”) as its independent registered public accounting firm.

The report of AD on the Company’s financial statements for the fiscal years ended December 31, 2018 and 2017 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles. The report did include an explanatory paragraph about the uncertainty as to the Registrant’s ability to continue as a going concern. During the period of AD’s engagement as the Company’s independent registered public accounting firm through July 21, 2020 (the “Engagement Period”), there were no disagreements as defined in Item 304 of Regulation S-K with AD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AD, would have caused it to make reference in connection with any opinion to the subject matter of the disagreement. Further, during the Engagement Period, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant has provided AD with a copy of this Report prior to its filing with the SEC and requested AD to furnish the Registrant with a letter addressed to the SEC, stating whether or not it agrees with the statements made above. A copy of AD’s letter dated July 21, 2020, confirming its agreement with the disclosures in this Item 401 is attached as Exhibit 16.1 to this Form 8-K.

(b)	Engagement of MaloneBailey, LLP (“MaloneBailey”)

On July 21, 2020, the Board of Directors appointed MaloneBailey, LLP (“MaloneBailey”), an independent registered public accounting firm which is registered with, and governed by the rules of, the Public Company Accounting Oversight Board, as our independent registered public accounting firm. During our two most recent fiscal years through December 31, 2018, neither us nor anyone on our behalf consulted MaloneBailey regarding either (1) the application of accounting principles to a specified transaction regarding us, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (2) any matter regarding us that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

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Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

Not applicable

(b) Pro forma financial information.

Not applicable

(c) Shell company transactions.

Not applicable

(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from Assurance Dimensions

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECT VIEW HOLDINGS, INC.

Dated: July 22, 2020	By:	/s/ Gerald Czarnecki
	Name:	Gerald Czarnecki
	Title:	Chief Executive Officer

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